                     SALOMON BROTHERS HIGH INCOME FUND INC

                  125 BROAD STREET, NEW YORK, NEW YORK 10004


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                                 March 12, 2002



To the Stockholders:

     The Annual Meeting of Stockholders (the "Meeting") of Salomon Brothers High Income Fund Inc (the "Fund") will be held at 388 Greenwich Street, 26th Floor, Conference Room N, New York, New York, on Thursday, April 11, 2002 at 3:00 p.m., New York time, for the purposes of considering and voting upon the following:

     1. The election of Directors (Proposal 1); and

     2. Any other business that may properly come before the Meeting.

     The close of business on February 26, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.



                                      By Order of the Board of Directors,



                                      Christina T. Sydor
                                      Secretary


--------------------------------------------------------------------------------
TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:





                            REGISTRATION                                         VALID SIGNATURE
                            ------------                                         ---------------
   CORPORATE ACCOUNTS
   ------------------
   (1) ABC Corp. ...................................................   ABC Corp. (by John Doe, Treasurer)
   (2) ABC Corp. ...................................................   John Doe, Treasurer
   (3) ABC Corp., c/o John Doe, Treasurer ..........................   John Doe
   (4) ABC Corp. Profit Sharing Plan ...............................   John Doe, Trustee

   TRUST ACCOUNTS
   --------------
   (1) ABC Trust ...................................................   Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee, u/t/d 12/28/78 ........................   Jane B. Doe

   CUSTODIAL OR ESTATE ACCOUNTS
   ----------------------------
   (1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA .........   John B. Smith
   (2) John B. Smith ...............................................   John B. Smith, Jr., Executor

                     SALOMON BROTHERS HIGH INCOME FUND INC
                   125 BROAD STREET, NEW YORK, NEW YORK 10004

                               ----------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers High Income Fund Inc (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 388 Greenwich Street, 26th Floor, Conference Room N, New York, New York, on Thursday, April 11, 2002 at 3:00 p.m. New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 12, 2002. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Directors. The close of business on February 26, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On February 26, 2002, there were 5,026,973 shares of the Fund's common stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's common stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 388 Greenwich Street, New York, New York 10013, is the Fund's investment adviser. SBAM is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class II Directors to hold office until the year 2005 Annual Meeting of Stockholders or thereafter when their respective successors are elected and qualified. The terms of office of the remaining Class I and Class III Directors expire at the year 2004 and 2003 Annual Meetings of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. All of the nominees for election are currently members of the Fund's Board of Directors and, with the exception of Leslie H. Gelb, have been previously elected a Director by the Fund's stockholders. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. As of April 20, 2001, Charles F. Barber became a director emeritus* of the Fund.

     The following table provides information concerning each nominee for election as Class II Directors of the Fund:

                                                                                           NUMBER OF
                                                                                           INVESTMENT
                                                                                           COMPANIES
                                                                                           ADVISED BY
                                                                                            SBAM AND
                                                                        PRINCIPAL         OVERSEEN BY         OTHER
                                                                      OCCUPATION(S)         NOMINEE       DIRECTORSHIPS
         NAME, ADDRESS           POSITION(S) HELD    LENGTH OF         DURING PAST         (INCLUDING        HELD BY
            AND AGE                  WITH FUND      TIME SERVED          5 YEARS           THE FUND)         NOMINEE
------------------------------- ------------------ ------------- ----------------------- ------------- ------------------
Leslie H. Gelb                     Director and     Since 2001   President,                   10       Britannica.com;
 The Council on                      Member of                   The Council on                        Director of two
 Foreign Relations                   the Audit                   Foreign Relations;                    registered
 58 East 68th Street                 Committee                   formerly, Columnist,                  investment
 New York, NY 10021                                              Deputy Editorial                      companies advised
 Age: 64                                                         Page Editor and                       by Advantage
                                                                 Editor, Op-Ed Page,                   Advisers, Inc.
                                                                 The New York Times.                   ("Advantage").
Dr. Riordan Roett                  Director and     Since 1995   Professor and                10       None
 The Johns Hopkins University        Member of                   Director, Latin
 1740 Massachusetts Ave., NW         the Audit                   American Studies
 Washington, DC 20038                Committee                   Program, Paul H.
 Age: 63                                                         Nitze School
                                                                 of Advanced
                                                                 International Studies,
                                                                 The Johns Hopkins
                                                                 University.

----------
* Upon attainment of age 80, Fund Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during such time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors together with reasonable out-of-pocket expenses.

     The following table provides information concerning the remaining Directors of the Fund:

                                                                                           NUMBER OF
                                                                                           INVESTMENT
                                                                                           COMPANIES
                                                                                           ADVISED BY
                                                                                            SBAM AND
                                                                        PRINCIPAL         OVERSEEN BY            OTHER
                                                                      OCCUPATION(S)         DIRECTOR         DIRECTORSHIPS
         NAME, ADDRESS          POSITION(S) HELD    LENGTH OF          DURING PAST         (INCLUDING           HELD BY
            AND AGE                 WITH FUND      TIME SERVED           5 YEARS           THE FUND)            DIRECTOR
------------------------------ ------------------ ------------- ------------------------ ------------- -------------------------
CLASS I DIRECTORS SERVING UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS
Jeswald W. Salacuse               Director and     Since 1993   Henry J. Braker               10       Director, Municipal
 Tufts University                   Member of                   Professor of                           Advantage Fund;
 The Fletcher School of Law         the Audit                   Commercial Law and                     Director of two
 & Diplomacy                        Committee                   formerly Dean, The                     registered
 Packard Avenue                                                 Fletcher School of                     investment
 Medford, MA 02155                                              Law & Diplomacy,                       companies advised
 Age: 64                                                        Tufts University.                      by Advantage.
Daniel P. Cronin                  Director and     Since 1993   Associate General             7        None
 Pfizer Inc.                        Member of                   Counsel, Pfizer, Inc.
 235 East 42nd Street               the Audit
 New York, NY 10017                 Committee
 Age: 56

CLASS III DIRECTOR SERVING UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS
*Heath B. McLendon                 Chairman of     Since 1998   Managing Director             17       Director of six
 Salomon Smith Barney Inc.          the Board                   of Salomon Smith                       registered investment
 125 Broad Street, 9th Floor      and President                 Barney Inc. ("SSB");                   companies managed by
 New York, NY 10004                                             President and                          The Travelers
 Age: 68                                                        Director of                            Investment
                                                                Smith Barney Fund                      Management Company;
                                                                Management LLC                         Director of seven
                                                                ("SBFM") and                           registered investment
                                                                Travelers Investment                   companies managed by
                                                                Adviser, Inc. ("TIA").                 Travelers Asset
                                                                                                       Management
                                                                                                       International
                                                                                                       Corporation;
                                                                                                       Director of 43
                                                                                                       registered investment
                                                                                                       companies managed and/or
                                                                                                       administered by
                                                                                                       SBFM; Director
                                                                                                       of 16 registered
                                                                                                       investment companies
                                                                                                       managed by Citi
                                                                                                       Fund Management
                                                                                                       Inc.; Trustee,
                                                                                                       Drew University;
                                                                                                       Advisory Director,
                                                                                                       M&T Bank.

----------
* Mr. McLendon is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is a Managing Director of SBAM and a director and/or officer of affiliates of SBAM, the Fund's investment administrator.

     The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director:


                              DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN
 NAME OF DIRECTOR/NOMINEE     SECURITIES IN THE FUND                  BY DIRECTOR/NOMINEE AND ADVISED BY SBAM
--------------------------   ------------------------   ------------------------------------------------------------------
Daniel P. Cronin                $10,001 - $50,000                                $10,001 - 50,000
Leslie H. Gelb                        none                                         $1 - $10,000
*Heath B. McLendon                $1 - $10,000                                    over $100,000
Dr. Riordan Roett                     none                                         $1 - $10,000
Jeswald W. Salacuse               $1 - $10,000                                  $10,001 - $50,000

----------
*     Mr. McLendon is an "interested person" as defined in the 1940 Act.

     None of the Directors nor nominees for election as Director who are not "interested persons" of the Fund as defined in the 1940 Act, nor their immediate family members, had any interest in SBAM, the Fund's investment adviser, or person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of March 1, 2002.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interests of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an audit committee which meets periodically during the year and whose responsibilities are described below.

     The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interests of the Fund's stockholders.

     At December 31, 2001, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's common stock. To the knowledge of the Fund's management, no person owned of record, or owned beneficially, more than 5% of the Fund's outstanding shares of common stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 4,560,815 shares, equal to approximately 91% of the outstanding shares of the Fund's common stock.

     The Fund's executive officers are chosen each year at the meeting of the Board of Directors of the Fund immediately following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In addition to Mr. McLendon, the Fund's Chairman and President, the executive officers of the Fund currently are:

                                                                                    PRINCIPAL
                                     POSITION(S)                                  OCCUPATION(S)
                                      HELD WITH        LENGTH OF                   DURING PAST
     NAME, ADDRESS AND AGE              FUND          TIME SERVED                    5 YEARS
-------------------------------   ----------------   -------------   ---------------------------------------
James Craige                      Executive Vice     Since 1996      Managing Director of SSB and SBAM
 Salomon Smith Barney Inc.        President                          since December 1998; Director of SSB
 388 Greenwich Street                                                and SBAM since January 1998 and
 New York, NY 10013                                                  Vice President of SSB and SBAM from
 Age: 33                                                             May 1992 to January 1998.

Lewis E. Daidone                  Executive Vice     Since 1998      Managing Director of SSB, Director and
 Salomon Smith Barney Inc.        President and                      Senior Vice President of SBFM and TIA.
 125 Broad Street, 11th Floor     Treasurer
 New York, NY 10004
 Age: 44

Peter Wilby                       Executive Vice     Since 1993      Managing Director of SSB and SBAM
 Salomon Smith Barney, Inc.       President                          since January 1998.
 388 Greenwich Street
 New York, NY 10013
 Age: 42

Thomas Flanagan                   Executive Vice     Since 1994      Managing Director of SSB and SBAM
 Salomon Smith Barney Inc.        President                          since December 1998; Prior to December
 388 Greenwich Street                                                1998, Director of SSB and SBAM.
 New York, NY 10013
 Age: 48

Maureen O'Callaghan               Executive Vice     Since 1996      Managing Director of SSB and SBAM
 Salomon Smith Barney Inc.        President                          since December 1998; Director of SSB
 388 Greenwich Street                                                and SBAM since January 1996.
 New York, NY 10013
 Age: 36

Beth Semmel                       Executive Vice     Since 1996      Managing Director of SSB and SBAM
 Salomon Smith Barney Inc.        President                          since December 1998; Director of SSB
 388 Greenwich Street                                                and SBAM since January 1996.
 New York, NY 10013
 Age: 40

Anthony Pace                      Controller         Since 1999      Director of SSB.
 Salomon Smith Barney Inc.
 125 Broad Street, 11th Floor
 New York, NY 10004
 Age: 37

Christina T. Sydor                Secretary          Since 1998      Managing Director of SSB; General
 Salomon Smith Barney Inc.                                           Counsel and Secretary of SBFM and TIA.
 300 First Stamford Place
 Stamford, CT 06902
 Age: 51

     The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund, SBAM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The Fund's Audit Committee is composed of Messrs. Cronin, Gelb, Salacuse and Dr. Roett. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to review with the independent auditors the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met twice during the fiscal year ended December 31, 2001. The Fund has no nominating or compensation committees. The Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000.

                         REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on February 21, 2002, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended December 31, 2001.

     During the fiscal year ended December 31, 2001, the Board of Directors met four times. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he was eligible.

     A representative of PwC will be available by telephone at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each Director from the Fund during the fiscal year ended December 31, 2001 and the total compensation paid to each Director for the calendar year ended December 31, 2001. Certain of the Directors listed below are members of the Fund's Audit Committee and other committees of certain other investment companies advised by SBAM and its affiliates, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to Directors.

                                                                   TOTAL COMPENSATION
                                                                   FROM THE FUND AND
                                             AGGREGATE                OTHER FUNDS
                                            COMPENSATION            ADVISED BY SBAM
                                           FROM THE FUND         AND ITS AFFILIATES FOR
                                       FOR FISCAL YEAR ENDED      CALENDAR YEAR ENDED
NAME OF DIRECTORS                             12/31/01                  12/31/01
-----------------                     -----------------------   -----------------------
                                                                    DIRECTORSHIPS(A)
      Daniel P. Cronin ............           $ 8,500                 $  53,200(7)
      Leslie H. Gelb ..............           $     0*                $  44,600(10)
      Dr. Riordan Roett ...........           $ 8,500                 $  83,600(10)
      Jeswald W. Salacuse .........           $ 8,500                 $  83,600(10)

----------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that Director.

*     Mr. Gelb was elected a Director of the Fund on November 14, 2001.

     During the Fund's last fiscal year, total compensation paid by the Fund to Mr. Barber, in his capacity as director emeritus, totaled $6,200.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than 10% of the Fund's common stock, SBAM, and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year.

REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                      FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. The fees for the annual audit of the Fund's financial statements by PricewaterhouseCoopers LLP ("PwC") for the fiscal year ended December 31, 2001 were $50,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended December 31, 2001.

     ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended December 31, 2001 were $271,000. The Fund's Audit Committee has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2003 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 22, 2002. Any stockholder who desires to bring a proposal at the Fund's 2003 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon Brothers High Income Fund Inc, 125 Broad Street, New York, New York 10004) during the period from January 14, 2003 to February 14, 2003.

                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended December 31, 2001 is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                        EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

                                OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


March 12, 2002

-------------------------------------------------------------------------------

                             SALOMON BROTHERS HIGH
                                INCOME FUND INC
                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

     The undersigned hereby appoints Heath B. McLendon, Lewis E. Daidone, Robert
A. Vegliante and Harris Goldblat, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Salomon Brothers High Income Fund Inc (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Salomon Smith Barney Inc. 388 Greenwich Street, 26th Floor, Conference Room N, New York, New York on Thursday, April 11, 2002, at 3:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

Please refer to the Proxy Statement for a discussion of the Proposals.

                          (CONTINUED ON REVERSE SIDE)

-------------------------------------------------------------------------------

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF STOCKHOLDERS
                             SALOMON BROTHERS HIGH
                                INCOME FUND INC


                                 APRIL 11, 2002




                 Please Detach and Mail in the Envelope Provided
-------------------------------------------------------------------------------
A [X] PLEASE MARK YOUR   --                                           |
      VOTES AS IN THIS   |                                            |
      EXAMPLE            |                                             ---


                                            WITHHOLD
                         FOR           Authority to vote
                      Nominees         for the nominees
                   listed at right      listed at right

1. ELECTION              [ ]                   [ ]        NOMINEES:
   OF                                                          Leslie H. Gelb
   DIRECTORS                                                   Dr. Riordan Roett

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee on the line below.)


-----------------------------------------------------


2. Any other business that may properly come before the meeting.

3. I will be attending the meeting.                  [ ]

PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID
ENVELOPE.



SIGNATURE                   DATE     , 2002 SIGNATURE               DATE       , 2002
         ------------------     -----                ---------------    -------
                                                     IF JOINTLY HELD


NOTE: Please sign this proxy exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator.

--------------------------------------------------------------------------------